PROSPECTOR FUNDS, INC.
Prospector Capital Appreciation Fund
Prospector Opportunity Fund

Supplement dated May 24, 2024
to
Prospectus dated April 30, 2024

At a special meeting held on May 23, 2024, the Board of Directors of Prospector Funds, Inc. (“Company”) unanimously approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which Prospector Capital Appreciation Fund and Prospector Opportunity Fund (the “Funds”), series of the Company, will each reorganize into a newly created and identically named series (each, a “New Fund”) of Managed Portfolio Series (each, a “Reorganization”), with investment objectives, strategies, policies and a portfolio management team that are the same as those of the corresponding Fund. Prospector Partners Asset Management LLC (the “Adviser”), the investment adviser to the Funds, will be the investment adviser to the New Funds. The Adviser anticipates that each New Fund’s expenses will be lower than those of the corresponding Fund. The New Funds will use mostly the same service providers as the Funds, including for administrative, accounting, transfer agent, custody, and distribution services. Consequently, the operations of the Funds are not expected to change in a material manner.

The Company will hold a shareholder meeting on or about September 6, 2024 (“Meeting”) at which shareholders of record of each Fund as of July 24, 2024, will be asked to consider and vote on the Plan. If shareholders of each Fund approve the Reorganization with respect to that Fund, the Reorganizations are expected to take effect on or about September 8, 2024. Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.

Shareholders of each Fund will receive a combined prospectus/proxy statement with additional information about the Meeting, the Reorganizations, and the New Funds.

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This Supplement should be read in conjunction with the Prospectus for the Funds.

You should retain this Supplement with your Prospectus for future reference.